UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2007
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-1.2: UNDERWRITING AGREEMENT
EX-4.2: SECOND SUPPLEMENTAL INDENTURE
EX-4.4: THIRD SUPPLEMENTAL INDENTURE
EX-5.1: OPINION OF SULLIVAN & CROMWELL LLP
EX-5.2: OPINION OF SULLIVAN & CROMWELL LLP
EX-8.1: TAX OPINION OF SULLIVAN & CROMWELL LLP
EX-8.2: TAX OPINION OF SULLIVAN & CROMWELL LLP
EX-99.1: REPLACEMENT CAPITAL COVENANT
EX-99.2: REPLACEMENT CAPITAL COVENANT

Item 8.01 Other Events.
On March 15, 2007, American International Group, Inc. (“AIG”) closed the sale of £750,000,000 of AIG’s 5.75% Series A-2 Junior Subordinated Debentures (the “Series A-2 Junior Subordinated Debentures”) and €1,000,000,000 of AIG’s 4.875% Series A-3 Junior Subordinated Debentures (the “Series A-3 Junior Subordinated Debentures”).
The following documents relating to the sale of the Series A-2 Junior Subordinated Debentures are filed as exhibits to this Current Report on Form 8-K:
•	Underwriting Agreement, dated March 8, 2007, between AIG and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, and J.P. Morgan Securities Ltd., as representatives of the several underwriters named therein;

•	Junior Subordinated Debt Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee;

•	Second Supplemental Indenture, dated March 15, 2007, between AIG and The Bank of New York, as Trustee;

•	Form of Series A-2 Junior Subordinated Debenture;

•	Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, as to the validity of the Series A-2 Junior Subordinated Debentures;

•	Tax Opinion of Sullivan & Cromwell LLP, dated March 15, 2007; and

•	Replacement Capital Covenant, dated March 15, 2007.
The following documents relating to the sale of the Series A-3 Junior Subordinated Debentures are filed as exhibits to this Current Report on Form 8-K:
•	Underwriting Agreement, dated March 8, 2007, between AIG and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, and J.P. Morgan Securities Ltd., as representatives of the several underwriters named therein;

•	Junior Subordinated Debt Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee;

•	Third Supplemental Indenture, dated March 15, 2007, between AIG and The Bank of New York, as Trustee;

•	Form of Series A-3 Junior Subordinated Debenture;

•	Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, as to the validity of the Series A-3 Junior Subordinated Debentures;

•	Tax Opinion of Sullivan & Cromwell LLP, dated March 15, 2007; and

•	Replacement Capital Covenant, dated March 15, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

1.1	Underwriting Agreement, dated March 8, 2007, between AIG and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, and J.P. Morgan Securities Ltd., as representatives of the several underwriters named therein, relating to the Series A-2 Junior Subordinated Debentures.

1.2	Underwriting Agreement, dated March 8, 2007, between AIG and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, and J.P. Morgan Securities Ltd., as representatives of the several underwriters named therein, relating to the Series A-3 Junior Subordinated Debentures.

4.1	Junior Subordinated Debt Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 to AIG’s Current Report on Form 8-K filed with the SEC on March 13, 2007).

4.2	Second Supplemental Indenture, dated March 15, 2007, between AIG and The Bank of New York, as Trustee.

4.3	Form of Series A-2 Junior Subordinated Debenture (included in Exhibit 4.2).

4.4	Third Supplemental Indenture, dated March 15, 2007, between AIG and The Bank of New York, as Trustee.

4.5	Form of Series A-3 Junior Subordinated Debenture (included in Exhibit 4.4).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, as to the validity of the Series A-2 Junior Subordinated Debentures.

5.2	Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, as to the validity of the Series A-3 Junior Subordinated Debentures.

8.1	Tax Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, relating to the Series A-2 Junior Subordinated Debentures.

8.2	Tax Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, relating to the Series A-3 Junior Subordinated Debentures.

99.1	Replacement Capital Covenant, dated March 15, 2007, relating to the Series A-2 Junior Subordinated Debentures.

99.2	Replacement Capital Covenant, dated March 15, 2007, relating to the Series A-3 Junior Subordinated Debentures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: March 15, 2007	By:	/s/ Kathleen E. Shannon

		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 8, 2007, between AIG and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, and J.P. Morgan Securities Ltd., as representatives of the several underwriters named therein, relating to the Series A-2 Junior Subordinated Debentures.

1.2	Underwriting Agreement, dated March 8, 2007, between AIG and Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, and J.P. Morgan Securities Ltd., as representatives of the several underwriters named therein, relating to the Series A-3 Junior Subordinated Debentures.

4.1	Junior Subordinated Debt Indenture, dated March 13, 2007, between AIG and The Bank of New York, as Trustee, (incorporated by reference to Exhibit 4.1 to AIG’s Current Report on Form 8-K filed with the SEC on March 13, 2007).

4.2	Second Supplemental Indenture, dated March 15, 2007, between AIG and The Bank of New York, as Trustee.

4.3	Form of Series A-2 Junior Subordinated Debenture (included in Exhibit 4.2).

4.4	Third Supplemental Indenture, dated March 15, 2007, between AIG and The Bank of New York, as Trustee.

4.5	Form of Series A-3 Junior Subordinated Debenture (included in Exhibit 4.4).

5.1	Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, as to the validity of the Series A-2 Junior Subordinated Debentures.

5.2	Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, as to the validity of the Series A-3 Junior Subordinated Debentures.

8.1	Tax Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, relating to the Series A-2 Junior Subordinated Debentures.

8.2	Tax Opinion of Sullivan & Cromwell LLP, dated March 15, 2007, relating to the Series A-3 Junior Subordinated Debentures.

99.1	Replacement Capital Covenant, dated March 15, 2007, relating to the Series A-2 Junior Subordinated Debentures.

99.2	Replacement Capital Covenant, dated March 15, 2007, relating to the Series A-3 Junior Subordinated Debentures.